Exhibit 32
Certification Pursuant to 18 U.S.C. 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Cavco Industries, Inc. (the "Registrant") on Form 10-Q for the period ending December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, William C. Boor and Allison K. Aden, President and Chief Executive Officer and Executive Vice President, Chief Financial Officer & Treasurer, respectively, of the Registrant, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

February 3, 2023

/s/ William C. Boor
William C. Boor
President and Chief Executive Officer (Principal Executive Officer)

/s/ Allison K. Aden
Allison K. Aden
Executive Vice President, Chief Financial Officer & Treasurer (Principal Financial Officer)